Exchange Traded Concepts Trust

Yorkville High Income Infrastructure MLP ETF

Summary Prospectus | March 28, 2014

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | Ticker Symbol: YMLI

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.yetfs.com/investor-materials.aspx. You can also get this information at no cost by calling 1-855-YES-YETF, by sending an e-mail request to yetfs@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 28, 2014, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Fund Summary

Yorkville High Income Infrastructure MLP ETF (the “Infrastructure Fund” or “Fund”)

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index” or “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Infrastructure Fund (“Shares”).  This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (Deferred Income Tax Expense)1	6.10%
Total Annual Fund Operating Expenses	6.92%

1
The Fund is classified for federal income tax purposes as a taxable regular corporation or subchapter “C” corporation. Other Expenses do not reflect deferred income tax liability to be incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, with certain distributions received by the Fund on equity securities of Master Limited Partnerships (“MLPs”) considered to be return of capital, and with any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized and unrealized gains and losses and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted form year to year. For the fiscal year ended November 30, 2013, the Fund had net operating losses of $79,769 and accrued $931,246 in net deferred tax expense primarily related to unrealized appreciation on investments.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$685	$2,017	$3,298	$6,291

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes at the Fund level and, when Fund Shares are held in a taxable account, at the shareholder level.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period February 11, 2013, the Fund’s commencement of operations, through November 30, 2013, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in securities of the Index.  The Index is a rules-based index designed to provide investors a means of tracking the performance of selected infrastructure master limited partnerships (“MLPs”), with an emphasis on current yield.  Index components are publicly traded on a U.S. securities exchange.  Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs.  This investment policy may be changed without shareholder approval, upon 60 days’ prior notice to shareholders.

The Index consists of MLPs classified as “Infrastructure” MLPs.  Infrastructure MLPs are a subset of the MLP universe that earn a majority of their cash flow from the transportation and storage of energy commodities.  Infrastructure MLPs include all MLPs operating with one of the following as a substantial business segment:

•	transportation, terminaling and storage of refined petroleum products (including gasoline, diesel, jet fuel, kerosene and heating oil);

•	gathering, compressing, dehydrating, treating, processing, marketing of natural gas, and fractionation of natural gas liquids;

•	transportation and/or storage of natural gas and natural gas liquids;

•	transportation of crude oil, refined petroleum products, and/or other liquids; and

•	operating as the general partner of an MLP which primarily engages in any of the businesses listed above.

As of February 28, 2014, the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $1.3 billion to approximately $62.7 billion.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective.  The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index.  However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. MLPs are generally treated as partnerships for United States federal income tax purposes. Thus, the MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains. Currently, most MLPs operate in the energy and/or natural resources sectors.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”).  These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources and other commodities.

Of the 56 partnerships eligible for inclusion in the Index, approximately 93% trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ National Market (“NASDAQ”). Partnerships eligible for inclusion in the Index are subject to further market capitalization and liquidity screens before they may be included in the Index.

The Fund will concentrate its investments (i.e. hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of February 28, 2014, the Index was concentrated in the energy infrastructure sector.

The Index is calculated and administered by Solactive AG (formerly, Structured Solutions AG), which is not affiliated with the Fund, its investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) or Index Management Solutions, LLC (the “Trading Sub-Adviser”). Solactive AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index.  The Index is rebalanced annually, but may be adjusted more frequently under extraordinary circumstances, consistent with the Index’s methodology.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

MLP Risk.   Investments in common units of MLPs involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and cash flow risks, as described in more detail in this Prospectus.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, and takes that share into account in calculating its own U.S. federal income tax liability. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes.  As a result, the amount of cash available for distribution by the MLP could be reduced and the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Fund’s basis in its interest in the MLP.  Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero.  A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP.  Cash distributions from an MLP to the Fund (and, in certain cases, the value of marketable securities distributed by an MLP to the Fund) in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gain.  The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, the Fund may owe a tax (the payment of which will reduce the Fund’s net assets) and distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture.

The tax treatment of all items allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material adverse effect on the value of an investment in the Fund. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Energy Sector Risks.  Many MLPs operate within the energy sector. Therefore, a substantial portion of the MLPs in which the Fund invests are engaged in the energy sector of the economy. As a result, a downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

•
the energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;

•
MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term;

•
MLPs engaged in the transportation or storage of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the MLP to decline over time;

•	MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities;

•	extreme weather or other natural disasters could impact the value of MLPs operating in the energy sector;

•
the abilities of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows;

•	rising interest rates which could adversely impact the financial performance and/or the present value of cash flow of MLPs operating in the energy sector; and

•
MLPs operating in the energy sector are subject to many dangers inherent in the management, transportation, storage, gathering, compressing, treating, processing, marketing and fractionation of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

Industry Specific Risks.  Energy infrastructure MLPs are also subject to risks that are specific to the industry they serve.

•
Midstream.  Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.

•
Pipeline. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

Tax Status of the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes.  Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.  As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax deferred return of capital. The amount of taxes currently paid by the Fund will vary depending on the amount of income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the amount of gains and losses derived from sales of MLP interests. Fund-level taxes will reduce your return from an investment in the Fund.

Deferred Tax Risk.  For financial reporting (but not tax reporting) purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) all or a portion of certain MLP distributions and any net operating gains as well as (ii) capital appreciation of its investments.  The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”).  Increases in deferred tax liability will decrease NAV.  Conversely, decreases in deferred tax liability will increase NAV.  The Fund generally computes deferred income taxes based on the federal tax rate generally applicable to corporations, currently 35%, and an assumed rate attributable to state taxes.  A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund.  The Fund’s current and deferred tax liability, if any, will depend upon the income, gains, losses, and deductions the Fund is allocated from its MLP investments, and on the Fund’s realized and unrealized gains and losses, and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions.  The Fund will rely to a significant extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Investment Sub-Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available.

The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability.  The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years depending on if, and when, investment gains and losses are realized, the timing of recapture income realized by an MLP or realized by the Fund on a sale of an MLP interest, and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Although the Fund’s NAV will take into account deferred tax liabilities, there can be no assurance that the purchase price you pay for Shares will take into account deferred tax liabilities.  If you purchase Shares at a substantial premium to NAV, the value of the Shares may be adversely impacted by a recapture event that triggers a deferred tax liability not fully reflected in your purchase price or by the issuance of Creation Units at an NAV less than your purchase price.

In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.

Return of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.  The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of the Fund.

Liquidity Risk.  Although MLPs trade on national securities exchanges, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations.  At times, due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements.  Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.  The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Investment Sub-Adviser believes it is desirable to do so. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Potential Substantial After-Tax Tracking Error From Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Risk of Cash Transactions. Unlike many exchange-traded funds (“ETFs”), the Fund expects to effect redemptions principally for cash, rather than in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests.  Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees.  In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Sales of portfolio securities to generate cash may trigger recapture income, which may be taxable to the Fund and may cause distributions from the Fund to be treated as taxable dividends.

Management Risk: Because the Fund may not fully replicate its Index and may hold fewer than the total number of securities in its Index and may hold securities not included in its Index, the Fund is subject to management risk. This is the risk that the Investment Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers.  As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore the Fund would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Non-Correlation Risk:  The Fund’s returns may not match the return of the Index for reasons other than the risk of tracking error due to the effect of taxes. For example, the Fund incurs some other operating expenses which are not applicable to the Index, as well as transaction costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect Index composition changes.

Performance Information

The Fund commenced operations on February 11, 2013 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Yorkville ETF Advisors, LLC, the Investment Sub-Adviser, and Index Management Solutions, LLC, the Trading Sub-Adviser, serve as sub-advisers to the Fund.

Portfolio Manager

Darren R. Schuringa, CFA, is a Portfolio Manager of Yorkville ETF Advisors, LLC and has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 50,000 shares known as “Creation Units.”  Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.  Redemptions of Creation Units are effected principally for cash.  Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer.  You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security.  The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”).  The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).  Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s taxable distributions will generally be treated as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions exceeding such amount will be treated first as a return of capital to the extent of, and in reduction of, a shareholder’s tax basis in his or her Shares and, after the shareholder’s tax basis is reduced to zero, as gain on the sale or exchange of Shares. A reduction in a shareholder’s tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. A portion of the Fund’s distributions is expected to be treated as a return of capital for tax purposes. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of the Fund.

YCM-SM-002-0300

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